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                                                                Exhibit 10(xxi)

                               AMENDMENT NUMBER 4
                              TO THE SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT


              Amendment dated as of January 10, 1997 among COVENTRY CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :


              WHEREAS, the Borrower, the Banks and the Agent entered into a Second Amended and Restated Credit Agreement dated as of November 20, 1992, and amended by Amendment Number 1, dated as of June 30, 1995, Amendment Number 2, dated as of March 14, 1996 and Amendment Number 3, dated as of September 30, 1996 (as so amended, the "Credit Agreement"); and

              WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and "the Credit Agreement" and each other similar reference contained in any Financing Document shall from and after the date hereof refer to the Credit Agreement as amended hereby.

              SECTION 2. Amendment of Section 1.01 of the Credit Agreement. (a)
Section 1.01 of the Credit Agreement is amended by deleting from the definition of "Reduction Transaction" the words: "provided that the Champion Dental Sale shall not be a Reduction Transaction."





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         (b) Section 1.01 of the Credit Agreement is amended by deleting from the definition of "Reduction Percentage" clause (ii) and inserting, in lieu thereof, the following:

         "(ii) in the case of any such reduction in respect of the issuance of Equity Securities, 50%, and (iii) in the case of any such reduction in respect of a Purchase Adjustment, 100% of the amount of all Net Cash Proceeds received on account of such Purchase Adjustment until such time as the amount of Net Cash Proceeds so received equals $20,000,000 and 50% of the amount of all such Net Cash Proceeds so received in excess thereof."

         (c) Section 1.01 of the Credit Agreement is amended by adding at the end of the definition of "Net Cash Proceeds" the following clause:

         (zz) in the case of the Champion Dental Sale, if the approval of the Missouri Department of Insurance is necessary for the remission of proceeds of sale to the Borrower, any such proceeds for which such approval shall not have been obtained (the Borrower hereby agreeing to use its best efforts to obtain any such necessary approval).

         SECTION 3. Amendment of Section 2.08 of the Credit Agreement. (a) The second sentence of Section 2.08(b) of the Credit Agreement is amended to read as follows:

         "Each reduction of the Commitments pursuant to Section 2.07 or subsection (c) below, other than reductions occurring because of Reduction Transactions arising from the Champion Dental Sale or a Purchase Adjustment, shall ratably reduce the required reductions of Commitments under this subsection for each subsequent Commitment Reduction Date. Fifty percent (50%) of the amount of each reduction of the Commitments occurring by reason of each Reduction Transaction arising from the Champion Dental Sale shall reduce the required reductions of Commitments under this subsection in chronological order and the remaining fifty percent (50%) of the amount of each such reduction shall reduce the required reductions of Commitments under this subsection in the inverse chronological order. Fifty percent (50%) of the amount of each reduction of the Commitments occurring by reason of each Reduction Transaction arising from a Purchase Adjustment shall ratably reduce the required reductions of Commitments under this subsection for each subsequent Commitment Reduction Date and, after giving effect to the foregoing reductions, twenty-five percent (25%) of the amount of each reduction of the Commitments occurring by reason of each Reduction Transaction arising from a Purchase Adjustment shall reduce the required reductions of Commitments under this subsection in chronological



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         order and twenty-five percent (25%) of the amount of each
         reduction of the Commitments occurring by reason of each Reduction Transaction arising from a Purchase Adjustment shall reduce the required reductions of Commitments under this subsection in inverse chronological order."

                  (b) The second sentence of Section 2.08(d) is amended to read as follows:

         "In addition, on the date of any reduction of the Commitments pursuant to subsection (c) of this Section 2.08 on account of a Purchase Adjustment or the Champion Dental Sale, the Borrower shall repay an aggregate principal amount of Loans equal to the excess of the Net Cash Proceeds of such Purchase Adjustment or of the Champion Dental Sale, as the case may be, over the amount of any repayment required in connection therewith pursuant to the preceding sentence."

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not constitute an amendment of the surviving terms and conditions of the Credit Agreement and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

                  SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof upon

                  (i) receipt by the Agent of duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

                  (ii) receipt by the Agent of payment of all expenses payable by the Borrower pursuant to Section 9.03 of the Credit Agreement in connection with this Amendment.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                     COVENTRY CORPORATION


                                     By /s/ Jan H. Hodges
                                       ----------------------------------
                                       Title: Vice President, Finance



                                     MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                     By /s/ Sandra J.S. Kurek
                                       ----------------------------------
                                       Title:  Associate



                                     NATIONSBANK OF TENNESSEE, N.A.


                                     By /s/ Kevin Wagley
                                       ----------------------------------
                                       Title: Vice President



                                     SUNTRUST BANK, NASHVILLE, N.A.
                                       (FORMERLY THIRD NATIONAL
                                       BANK IN NASHVILLE)


                                     By /s/ Christopher T. Hannon
                                       ----------------------------------
                                       Title: Vice President






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                                       FLEET NATIONAL BANK


                                       By /s/ Virginia C. Roberts
                                          ------------------------------
                                         Title:  Senior Vice President



                                       CITICORP USA, INC.



                                       By /s/ Ruth E. Ford
                                          ------------------------------
                                         Title: Vice President



                                       MELLON BANK, N.A.


                                       By /s/ Kurt L. Hewett
                                          ------------------------------
                                         Title: Vice President


                                       FIRST AMERICAN NATIONAL
                                          BANK


                                       By /s/ Sandra Hamrick
                                          ------------------------------
                                         Title: Vice President



                                       MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK,
                                          as Agent


                                       By /s/ Sandra J.S. Kurek
                                          ------------------------------
                                         Title: Associate